                        EAI Select Managers Equity Fund

                                 Review of 1996

--------------------------------------------------------------------------------
Dear Fellow Shareholder:

We are very pleased to present the first annual report on EAI Select Managers Equity Fund. The first part of this review details the performance of the Fund and the factors that influenced it, while the second part summarizes the economy and domestic equity market in 1996.

EAI SELECT MANAGERS EQUITY FUND

1996 was a good year for equity mutual fund investing and EAI Select was no exception. The Fund's annual return of 14.3%, while lagging the S&P 500 Index, was well above the historic average for domestic equities and above the vast majority of other asset classes.

EAI Select return in 1996 was very much influenced by the performance of the broad market. After performing in line with the market in the first five months, results suffered on a relative basis for the balance of the year. The combination of smaller cap ($14 billion vs. $39 billion for the S&P 500), industry concentration (heavy emphasis in media/cable TV) and lack of holdings in the very largest S&P 500 companies (4% vs. 19%) were primarily responsible for the lag over the last seven months of the year. Interestingly, on average, when the S&P 500 experienced a decline, EAI Select outperformed.

The consumer cyclical sector (1996: +12.7%; 4th Qtr: 1.7%) was a major source of underperformance. Media/cable TV issues continued to disappoint investors. Stock selection within technology (+8.6%; 3.0%) also depressed results. The only major bright spot was financial (+31.8%; 14.6%), the second largest sector, averaging 17% of the Fund over the year.

Manager specific issues included the retirement of Howard Shawn of Hudson, our termination of Stonehill and the acquisition of Liberty by Goldman Sachs. The arrangements with both Hudson and Stonehill were terminated on July 31 and these managers were replaced by Iridian and Bennett Lawrence (we advised you of the details of this change in July). We are encouraged by the results since the manager changes (EAI Select up 14.7% for the period August 1--December 31 vs. 15.2% for the average Morningstar growth fund). We believe that 1997 will be a much better year relative to the S&P 500, particularly if the market's return is flat or negative.

Please keep in mind that this summary covers only a one year period. We encourage all of our shareholders to maintain a longer term view.

ECONOMIC REVIEW

Investors began the year expecting the slow economic growth of late 1995 to continue into the first half of 1996, followed by more rapid growth as the Presidential election neared.

The Federal Reserve agreed with this assessment. Despite the lack of fresh economic data (the first report was not released until mid-January after a five week absence due to the government shutdown), on January 31 the Federal Reserve lowered the Fed Funds and Discount rates by 0.25% to 5.25% and 5%, respectively; major banks lowered the prime rate to 8.25% from 8.50%. Although investors spent an exorbitant amount of time trying to determine if or when the Fed would move again, these rates remained unchanged during the balance of the year.

A surprisingly strong set of economic reports beginning in mid-February spooked the bond market. Concerns mounted that this easing (the third in seven months) would revive an already improving economy and risk an increase in inflation. Adding fuel to the fire were strong employment growth, hints of wage pressure and an unexpectedly robust first (2.0%) and second (4.7%) quarter GDP.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
By August, but particularly by September, a Federal Reserve move to raise interest rates was already discounted by the markets; surprisingly, it did not happen. That, along with weak payroll employment, housing starts, industrial production and manufacturing activity and a decline in consumer confidence relieved concerns that the Federal Reserve would have to increase short term interest rates anytime soon. In fact, an easing was being discussed on the Street.

THE STOCK MARKET REVIEW

                QUARTERLY RETURNS
              ----------------------  YEAR
              MARCH JUNE  SEPT. DEC.  1996
-------------------------------------------
S&P 500        5.4% 4.5%   3.1% 8.3%  22.9%
Russell 2000   5.1  5.0    0.3  5.2   16.5
-------------------------------------------

In 1996, the S&P 500 rose 22.9%, marking the fourteenth calendar year advance in fifteen years. Taken with 1995's 37.6% advance, the two year return was the best since 1975/1976. All four quarters had positive returns and since the elections of 1994, 22 of the past 25 months have seen higher stock prices.

Unlike the 1992-1994 period, when volatility was at record lows (9% to 10%), 1996's volatility (measured as the percentage change from the year's lowest daily close to the year's highest daily close) of the S&P 500 Index was 26.5%, nearly triple those years but less than last year's 35.4%; fortunately, as in 1995, it was virtually all to the upside.

Small stocks underperformed for the third year in a row; this year's lag was significant, at 640 basis points. Investors, anxious not to miss the rally, have been flocking to mostly larger, more liquid securities. There were three distinct cycles of leadership, which for the year clearly favored larger companies. See below:

                     PERIOD (LEADERSHIP)
              ---------------------------------
              12/31-5/31 5/31-11/30 11/30-12/31
-----------------------------------------------
S&P 500           9.6%      14.4%       -2.0%
Russell 2000     15.1       -1.4         2.6
Large/Small     Small      Large       Small
-----------------------------------------------

Company characteristics played a major role in results in 1996 and in the fourth quarter. The clear deter-minant of performance was market capitalization. An example: the ten largest S&P 500 companies advanced, on average, 48.8% in 1996 and 16.3% in the fourth quarter.

Technology (1996: +40.6%) and financial (+35.1%), outperformed all other sectors by a minimum of 930 basis points in 1996; they also led in the fourth quarter.

For the second year in a row, technology had a return exceeding 40%; last year's +41.1% ranked third among the eight sectors measured. In addition, 1996 marks the fourth year in a row of significant outperformance.

After a subpar 1994, financial has been the best performer in the two years since, racking up an amazing 107.6% unannualized return. For the year, the banks (+43.1%) were the leaders.

Utilities (+2.4%) far underperformed all other sectors in 1996.
Telephone/communication and electric utilities had lackluster results. The new Telecom Bill signed early in 1996 opened up the former to competition and created uncertainties, while the latter continued to be plagued by regulation and a clouded outlook for earnings.

For the third year in a row, consumer cyclical (+14.1%) lagged: media (+8.5%), hotels/restaurants (+10.9%) and retailers (+15.6%) performed poorly. An uncertain economic environment, shaky consumer confidence and fierce competition caused investors to avoid this sector.

The attached report provides you with a listing of the investment portfolio, performance results, and the financial statements of the Fund as of December 31, 1996. As always, should you have any questions, please feel free to contact us.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
We thank you for your continued confidence in EAI Select Managers Equity Fund.

Sincerely,

/s/ Phillip Maisano
Phillip Maisano
President

February 1997



                             [GRAPH APPEARS HERE]

                  EAI Select Managers Equity Fund vs. S&P 500

                       12/95      10000          10000
                        1/96      10140          10340
                        2/96      10370          10436
                        3/96      10460          10537
                        4/96      10700          10692
                        5/96      10940          10968
                        6/96      10700          11010
                        7/96       9960          10523
                        8/96      10260          10745
                        9/96      10810          11350
                       10/96      10900          11663
                       11/96      11610          12544
                       12/96      11428          12296



                       PERFORMANCE RECORD AS OF 12/31/96
--------------------------------------------------------------------------------

 Total Return

---------------
  1 Year  14.3%

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Manager is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1996

                       See Notes to Financial Statements.

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 AEROSPACE: 5.6%
  3,700              Boeing Co.                                               $   393,588
  7,900              General Dynamics
                      Corporation                                                 556,950
  7,700              General Motors Corp. "H"                                     433,125
 13,823              Lockheed Martin Corp.                                      1,264,896
 17,400              McDonnell Douglas
                      Corporation                                               1,113,600
  8,600              Rockwell Intl. Corp.                                         523,525
  7,300              Textron Inc.                                                 688,025
                                                                              -----------
                                                                                4,973,709
                                                                              -----------
 AIRLINES: 1.0%
  3,400              AMR Corp. (DE)+                                              299,625
  9,700              UAL Corporation+                                             606,250
                                                                              -----------
                                                                                  905,875
                                                                              -----------
 AUTO SUPPLIERS: 0.5%
 13,500              Lear Corp.                                                   460,688
                                                                              -----------
 AUTOS: 1.0%
 10,100              Ford Motor Company                                           321,938
  9,400              General Motors Corp.                                         524,050
                                                                              -----------
                                                                                  845,988
                                                                              -----------
 BANKS: 9.0%
  8,290              Banc One Corp.                                               356,470
 14,800              Bank of Boston Corp.                                         950,900
 21,700              Bank of New York Co. Inc.                                    732,375
  9,900              BankAmerica Corp.                                            987,525
  4,400              Barnett Banks Inc.                                           180,950
 15,000              Boatmen's Bancshares Inc.                                    967,500
 12,588              Chase Manhattan Corp.                                      1,123,479
  6,600              Citicorp                                                     679,800
  3,200              First Chicago NBD Corp.                                      172,000
  9,300              MBNA Corp.                                                   385,950
  7,400              NationsBank Corp.                                            723,350
  2,600              Wells Fargo & Company                                        701,350
                                                                              -----------
                                                                                7,961,649
                                                                              -----------
 BEVERAGES: 0.8%
  3,900              Anheuser-Busch Companies,
                      Inc.                                                        156,000
 13,500              Seagrams Co. Ltd.                                            523,125
                                                                              -----------
                                                                                  679,125
                                                                              -----------
 BUILDING MATERIALS: 0.9%
  3,300              Ferro Corporation                                             93,638
 12,132              Martin Marietta Materials
                      Inc.                                                        282,069
 13,600              USG Corporation                                              460,700
                                                                              -----------
                                                                                  836,407
                                                                              -----------

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 CHEMICALS: 4.3%
  9,500              Du Pont (E.I.) De Nemours                                $   896,563
  5,200              Goodrich (B.F.) Company                                      210,600
  1,600              Great Lakes Chemical Corp.                                    74,800
 11,500              Hercules Inc.                                                497,375
  7,100              Minerals Technologies Inc.                                   291,100
 12,400              Morton International, Inc.                                   505,300
  9,800              PPG Industries, Inc.                                         550,025
 11,500              Schulman (A) Inc.                                            281,750
 12,100              Union Carbide Corporation
                      Hldg. Co.                                                   494,588
                                                                              -----------
                                                                                3,802,101
                                                                              -----------
 COMPUTER SERVICES/OFFICE EQUIPMENT: 6.8%
  3,700              Aspen Technology Inc.+                                       296,925
  7,000              Autodesk Inc.                                                196,000
  6,050              CBT Group Plc (ADR)                                          328,213
  2,750              Computer Associates Int'l.,
                      Inc.                                                        136,813
  4,500              Computer Sciences Corp.+                                     369,563
 19,300              First Data Corp.                                             704,450
  3,400              Hewlett-Packard Co.                                          170,850
 10,000              International Business
                      Machines Corp.                                            1,510,000
  6,000              Intuit Inc.+                                                 189,000
  2,800              Motorola Inc.                                                171,850
  5,400              Sabre Group Holdings Inc.
                      Class A+                                                    150,525
  7,500              Saville Systems Ireland
                      Plc. (ADR)                                                  304,688
  4,800              Seagate Technologies Inc.+                                   189,600
  6,000              Security Dynamics
                      Technologies, Inc.+                                         189,000
  7,000              Synopsys Inc.                                                323,750
 14,500              Xerox Corp.                                                  763,063
                                                                              -----------
                                                                                5,994,290
                                                                              -----------
 DRUGS: 3.2%
  6,000              Biogen Inc.                                                  232,500
  4,100              Bristol-Myers Squibb                                         445,875
  7,300              Johnson & Johnson                                            363,175
  3,000              Pfizer Inc.                                                  248,625
 18,100              Pharmacia & Upjohn, Inc.                                     717,213
  9,100              Schering-Plough                                              589,225
  3,900              Smithkline Beecham Plc.
                      (ADR)                                                       265,200
                                                                              -----------
                                                                                2,861,813
                                                                              -----------
 ELECTRIC UTILITIES: 1.9%
 10,000              AES Corp.                                                    465,000
  9,100              Entergy Corporation                                          252,525
 11,000              Potomac Electric Power
                      Company                                                     283,250
  6,300              Texas Utilities Company                                      256,720
  9,000              Unicom Corp.                                                 244,125
 11,000              Wheelabrator Technologies,
                      Inc.                                                        178,750
                                                                              -----------
                                                                                1,680,370
                                                                              -----------

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1996
                                  (Continued)

                       See Notes to Financial Statements.

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 ELECTRICAL EQUIPMENT: 2.3%
 21,800              Cooper Industries Inc.                                   $   918,325
 10,500              Duracell International,
                      Inc.                                                        733,688
  8,060              Thomas & Betts Corp.                                         357,663
                                                                              -----------
                                                                                2,009,676
                                                                              -----------
 ELECTRONICS: 2.7%
 25,277              Allegheny Teledyne Inc.                                      581,371
  6,800              Honeywell Inc.                                               447,100
  3,300              Intel Corp.                                                  432,094
  3,010              Lucent Technologies Inc.                                     139,213
  8,000              Microchip Technology Inc.+                                   407,000
  4,000              Newbridge Networks Corp.                                     113,000
  8,000              Pairgain Technologies Inc.+                                  243,500
                                                                              -----------
                                                                                2,363,278
                                                                              -----------
 ENERGY EXPLORATION/PRODUCTION: 1.9%
  7,400              Burlington Resources Inc.                                    372,775
  4,200              Halliburton Co.                                              253,050
  2,850              Transocean Offshore, Inc.                                    178,481
  8,400              Triton Energy Ltd. "A"+                                      407,400
 21,600              Union Texas Petroleum
                      Holdings, Inc.                                              483,300
                                                                              -----------
                                                                                1,695,006
                                                                              -----------
 ENERGY SERVICES: 0.6%
  9,700              Enron Corporation                                            418,313
  2,100              Foster Wheeler Corporation                                    77,963
                                                                              -----------
                                                                                  496,276
                                                                              -----------
 FABRICATING COMPONENTS: 0.5%
 14,300              Libbey Inc.                                                  398,613
                                                                              -----------
 FINANCIAL SERVICES: 5.0%
  8,900              Advanta Corp.                                                363,788
 14,100              American Express Company                                     796,650
 12,200              Countrywide Credit
                      Industries, Inc.                                            349,225
 14,500              Dean Witter Discover and
                      Company                                                     960,625
  5,000              Federal Home Loan Mortgage
                      Corp.                                                       550,625
 22,200              Federal National Mortgage
                      Assoc.                                                      826,950
  9,000              H.F. Ahmanson & Co.                                          292,500
  5,500              Salomon, Inc                                                 259,188
                                                                              -----------
                                                                                4,399,551
                                                                              -----------


 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 HOSPITAL SUPPLY: 2.9%
 16,300              Bausch & Lomb Inc.                                       $   570,500
 24,200              Baxter International, Inc.                                   992,200
 17,200              Becton Dickinson & Company                                   746,050
  6,500              St. Jude Medical Inc. +                                      277,063
                                                                              -----------
                                                                                2,585,813
                                                                              -----------
 HOTELS AND RESTAURANTS: 1.4%
 10,100              Brinker International, Inc.                                  161,600
  9,700              ITT Corp.+                                                   420,738
  8,000              Marriot International Inc.                                   442,000
  7,500              Promus Hotel Corp.+                                          222,188
                                                                              -----------
                                                                                1,246,526
                                                                              -----------
 INSURANCE: 6.9%
  5,259              Aetna Inc.                                                   420,720
 11,400              AFLAC Inc.                                                   487,350
 18,600              Allstate Corp.                                             1,076,475
  8,700              AMBAC Inc.                                                   577,463
  6,300              Chubb Corp.                                                  338,625
 16,100              Equitable Companies Inc.                                     396,463
  3,300              General Re Corporation                                       520,575
 22,533              Travelers Group Inc.                                       1,022,435
 14,100              Travelers/Aetna Property
                      Casualty "A"                                                498,788
  9,002              Wellpoint Health Networks
                      "A"                                                         309,444
 21,700              Western National Corp.                                       417,725
                                                                              -----------
                                                                                6,066,063
                                                                              -----------
 IRON AND STEEL: 0.2%
  3,900              Texas Industries, Inc.                                       197,438
                                                                              -----------
 LEISURE: 2.1%
 19,500              Brunswick Corp.                                              468,000
 19,000              Carnival Corp. "A"                                           627,000
 12,500              Circus Circus Enterprises,
                      Inc.+                                                       429,688
  5,500              Hasbro Inc.                                                  213,813
  6,500              Mirage Resorts Inc.+                                         140,563
                                                                              -----------
                                                                                1,879,064
                                                                              -----------
 MACHINERY--AUTO/CONSTRUCTION: 0.8%
 33,400              Anixter International Inc.                                   538,575
  2,100              Caterpillar Inc.                                             158,025
                                                                              -----------
                                                                                  696,600
                                                                              -----------

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1996
                                  (Continued)

                       See Notes to Financial Statements.

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 MEDIA: 6.6%
  6,500              Belo (A.H.) Corp. Series A                               $   226,688
  3,800              Disney (Walt) Co.                                            264,575
  6,800              Gannett Company Inc.                                         509,150
 22,575              Gaylord Entertainment
                      Company "A"                                                 516,403
 12,000              Golden Books Family
                      Entertainment Inc.+                                         133,500
  9,825              Infinity Broadcasting
                      Corp.+                                                      330,366
  9,200              New York Times-Class "A"                                     349,600
  4,200              Reuters Holdings Plc. "B"
                      (ADR)                                                       321,300
 26,550              Tele-Comm. Liberty Media
                      Group                                                       758,334
 25,000              Tele-Communications TCI
                      Group "A"                                                   326,563
 18,100              Time Warner Inc.                                             678,750
  8,700              Tribune Company                                              686,213
 24,000              U.S. West Media Group                                        444,000
 16,000              Valassis Communications,
                      Inc.+                                                       338,000
                                                                              -----------
                                                                                5,883,442
                                                                              -----------
 MEDICAL SERVICES: 1.3%
 20,900              Columbia/HCA Healthcare
                      Corp.                                                       851,675
 15,000              Health Management
                      Associates, Inc.+                                           337,500
                                                                              -----------
                                                                                1,189,175
                                                                              -----------
 MULTI-INDUSTRY: 3.0%
  9,200              Allied-Signal Inc.                                           616,400
  3,400              General Electric Co.                                         336,175
  6,600              Mark IV Industries Inc.                                      149,325
 13,200              Metromedia Intl. Group
                      Inc.+                                                       130,350
  3,600              Tenneco Inc.                                                 162,450
  6,300              Transamerica Corporation                                     497,700
 13,100              Union Pacific Corp.                                          787,638
                                                                              -----------
                                                                                2,680,038
                                                                              -----------
 OIL INTERNATIONAL: 3.2%
  6,000              Amerada Hess Corp.                                           347,250
  3,600              Amoco Corp.                                                  289,800
  1,500              Atlantic Richfield Company                                   198,750
  2,000              British Petroleum Plc.
                      (ADR)                                                       282,750
  3,300              Exxon Corp.                                                  323,400
  6,900              Mapco, Inc.                                                  234,600
  1,900              Mobil Corp.                                                  232,275
 19,100              Petro-Canada                                                 267,400
  3,100              Texaco Inc.                                                  304,188
  9,793              Total S.A. (ADR)                                             394,168
                                                                              -----------
                                                                                2,874,581
                                                                              -----------
 PACKAGED FOOD: 0.4%
  6,000              Sara Lee Corp.                                               223,500
  3,000              Wrigley (Wm.) Jr. Company                                    168,750
                                                                              -----------
                                                                                  392,250
                                                                              -----------

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 PAPER: 1.7%
  1,700              Georgia Pacific Corp.                                    $   122,400
 23,500              James River Corp. of
                      Virginia                                                    778,438
  6,500              Kimberly-Clark Corp.                                         619,125
    500              Mead Corp.                                                    29,063
                                                                              -----------
                                                                                1,549,026
                                                                              -----------
 PERSONAL SERVICES: 1.9%
  8,600              Apollo Group Inc. "A"                                        287,563
  9,050              Corrections Corp. of
                      America+                                                    277,156
 16,400              CUC International+                                           389,500
  8,000              Robert Half International,
                      Inc.                                                        275,000
 16,000              Service Corp.                                                448,000
                                                                              -----------
                                                                                1,677,219
                                                                              -----------
 PHOTO EQUIPMENT/SUPPLIES: 0.6%
  6,400              Eastman Kodak Company                                        513,600
                                                                              -----------
 POLLUTION CONTROL: 1.5%
 39,600              WMX Technologies Inc.                                      1,291,950
                                                                              -----------
 PRINTING/PAPER PRODUCTS: 0.5%
  5,600              Avery Dennison Corp.                                         198,100
  6,800              R.R. Donnelley & Sons
                      Company                                                     213,350
                                                                              -----------
                                                                                  411,450
                                                                              -----------
 REAL ESTATE: 0.2%
  5,900              Manufactured Home
                      Communities, Inc.                                           137,175
                                                                              -----------
 RETAIL--GENERAL MERCHANDISE: 1.6%
 14,625              Consolidated Stores Corp.+                                   469,828
  7,400              Dayton Hudson Corp.                                          290,450
  7,000              Federated Dept. Stores,
                      Inc.+                                                       238,875
  6,000              Harcourt General, Inc.                                       276,750
  3,800              Sears Roebuck & Company                                      175,275
                                                                              -----------
                                                                                1,451,178
                                                                              -----------
 RETAIL--SPECIALTY: 3.7%
 14,485              Archer-Daniels Midland Co.                                   318,670
 14,000              Bed Bath & Beyond, Inc.+                                     339,500
  8,100              Lowe's Companies                                             287,550
  2,100              Micro Warehouse Inc.+                                         24,675
  2,000              Office Depot Inc.                                             35,500
 15,400              Pep Boys-Manny Moe & Jack                                    473,550
  3,900              Rite Aid Corp.                                               155,025

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1996
                                  (Continued)

                       See Notes to Financial Statements.

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 RETAIL--SPECIALTY: 3.7% (CONTINUED)
 13,555              Staples Inc.+                                            $   244,837
  6,000              Tiffany & Company                                            219,750
  4,800              Toys "R" Us Inc.+                                            144,000
 17,500              Warnaco Group Inc. A                                         518,438
  6,300              Whirlpool Corp.                                              293,738
 10,300              Zale Corporation+                                            196,988
                                                                              -----------
                                                                                3,252,221
                                                                              -----------
 SOAP AND COSMETICS: 0.5%
  7,400              Avon Products Inc.                                           422,725
                                                                              -----------
 TELEPHONE/COMMUNICATIONS: 3.7%
 14,600              Airtouch Communications
                      Inc.+                                                       368,650
  5,000              Aspect Telecommunications
                      Corp.                                                       317,500
 31,500              A T & T Corp.                                              1,370,250
  3,000              Deutsche Telekom (ADR)+                                       61,125
  6,300              Ericsson (ADR)                                               190,181
 10,300              MCI Communications                                           336,681
  8,400              Paging Network Inc.+                                         128,100
  2,700              SBC Communications Inc.                                      139,725
  1,000              Sprint Corp.                                                  39,875
  9,000              Telephone & Data Systems,
                      Inc.                                                        326,250
                                                                              -----------
                                                                                3,278,337
                                                                              -----------
 TOBACCO: 0.5%
  4,200              Philip Morris Companies,
                      Inc.                                                        473,025
                                                                              -----------
 TRANSPORTATION: 2.2%
  7,500              Burlington Northern Santa
                      Fe                                                          647,813
    920              Conrail Inc.                                                  91,655
 13,600              Federal Express Corp.+                                       605,200
  6,000              Kirby Corp.+                                                 118,480
 16,500              Ryder Systems Inc.                                           464,068
                                                                              -----------
                                                                                1,927,216
                                                                              -----------
 TOTAL COMMON STOCKS: 95.4%
 (cost: $77,233,559)                                                           84,440,527
                                                                              -----------

                                                         ANNUALIZED
                                                          YIELD AT
                                                DATE OF   TIME OF      VALUE
SHORT-TERM OBLIGATIONS                          MATURITY  PURCHASE   (NOTE 1)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (NOTE 5):
PURCHASED ON 12/31/96; MATURITY VALUE--
$4,077,076 (WITH BOSTON SAFE DEPOSIT AND TRUST
CO., COLLATERALIZED BY $4,280,000 STUDENT LOAN
MARKETING ASSOCIATION DUE 2/08/99 WITH AN IN-
TEREST RATE OF 4.75% VALUED AT $4,359,762)      1/02/97    4.50%    $ 4,076,000
                                                                    -----------
TOTAL SHORT-TERM OBLIGATIONS: 4.6%
(cost: $4,076,000)                                                    4,076,000
                                                                    -----------
TOTAL INVESTMENTS: 100%
(cost: $81,309,559)                                                 $88,516,527
                                                                    ===========

-------

+ Non-income producing.
Glossary:
ADR--American Depositary Receipt

              EAI Select Managers Equity Fund Financial Statements
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at value (cost $81,309,559)(Note 1)                     $88,516,527
Receivables:
 Securities sold                                                        295,552
 Capital shares sold                                                    204,509
 Dividends and interest                                                 124,619
Deferred organization costs (Note 1)                                    176,077
                                                                    -----------
  Total assets                                                       89,317,284
                                                                    -----------
LIABILITIES:
Payables:
 Dividends payable                                                      291,881
 Securities purchased                                                   159,240
 Management fee                                                         112,772
 Capital shares redeemed                                                 52,947
 Accounts payable                                                        93,086
                                                                    -----------
  Total liabilities                                                     709,926
                                                                    -----------
NET ASSETS                                                          $88,607,358
                                                                    ===========
Net asset value, maximum offering price and redemption price per share ($88,607,358/8,190,621 shares of beneficial interest
 outstanding with an unlimited number of no par value shares
 authorized)                                                             $10.82
                                                                    ===========
Composition of net assets:
 Aggregate paid in capital                                          $81,624,079
 Net unrealized appreciation of investments                           7,206,968
 Distributions in excess of net realized gains                         (223,689)
                                                                    -----------
                                                                    $88,607,358
                                                                    ===========
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period from January 2, 1996 (commencement of operations) through
December 31, 1996
INCOME:
Dividends                                                           $ 1,262,733
Interest                                                                384,924
                                                                    -----------
  Total income                                                        1,647,657
EXPENSES:
Management (Note 2)                                     $  807,450
Administrative (Note 2)                                    175,533
Professional                                                96,847
Custodian                                                   79,294
Amortization of deferred organization costs (Note 1)        43,958
Transfer agent                                              23,449
Trustees                                                    15,000
Other                                                       72,797
                                                        ----------
                                                         1,314,328
Fees waived by the Manager (Note 2)                       (303,122)
                                                        ----------
  Total expenses                                                      1,011,206
                                                                    -----------
  Net investment income                                                 636,451
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS: (NOTE
 3)
Net realized gain from investments                                    3,873,251
Net unrealized appreciation of investments                            7,206,968
                                                                    -----------
Net gain on investments                                              11,080,219
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $11,716,670
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
For the Period from January 2, 1996 (commencement of operations) through December 31, 1996

INCREASE IN NET ASSETS:
Operations:
 Net investment income                                            $   636,451
 Net realized gain from investments                                 3,873,251
 Net unrealized appreciation of investments                         7,206,968
                                                                  -----------
 Net increase in net assets resulting from
  operations                                                       11,716,670
                                                                  -----------
 Dividends to shareholders from:
 Net investment income                                               (636,451)
 Net realized gain from investments (Note 1)                       (4,140,898)
                                                                  -----------
                                                                   (4,777,349)
                                                                  -----------
Capital share transactions*:
 Net proceeds from sales of shares                                 17,868,048
 Net asset value of shares issued in exchange for assets (Note 4)  86,821,580
 Reinvestment of dividends                                          4,485,469
                                                                  -----------
                                                                  109,175,097
 Cost of shares redeemed                                          (27,607,060)
                                                                  -----------
 Increase in net assets resulting from capital share transactions  81,568,037
                                                                  -----------
 Total increase in net assets                                      88,507,358
NET ASSETS:
 Beginning of period                                                  100,000
                                                                  -----------
 End of period                                                    $88,607,358
                                                                  ===========
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED:
 Shares sold                                                        1,736,140
 Shares issued in connection with an exchange of assets (Note 4)    8,588,497
 Reinvestment of dividends                                            414,553
                                                                  -----------
                                                                   10,739,190
 Shares redeemed                                                   (2,558,569)
                                                                  -----------
 Net increase                                                       8,180,621
                                                                  ===========

                        EAI Select Managers Equity Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                                              FOR THE PERIOD
                                                            JANUARY 2, 1996(A)
                                                                    TO
                                                            DECEMBER 31, 1996
                                                            ------------------
Net Asset Value, Beginning of Period.......................       $10.00
                                                                  ------
Income From Investment Operations:
 Net Investment Income.....................................         0.08
 Net Gain on Investments (both realized and unrealized)....         1.35
                                                                  ------
Total From Investment Operations...........................         1.43
                                                                  ------
Less Distributions from:
 Net Investment Income.....................................        (0.08)
 Net Realized Gain on Investments..........................        (0.53)
                                                                   -----
Total Distributions........................................        (0.61)
                                                                   -----
Net Asset Value, End of Period.............................       $10.82
                                                                  ======
Total Investment Return....................................        14.30%(b)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)............................      $88,607
Ratio of Expenses to Average Net Assets....................         1.15%(c)(d)
Ratio of Net Investment Income to Average Net Assets.......         0.73%(c)(d)
Portfolio Turnover Rate....................................          174%
Average Commission Rate Paid...............................      $0.0508

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. Total return for the period ended December 31, 1996 was not annualized.
(c) Ratios would have been 1.50% and 0.38%, respectively, had the Manager not waived expenses.
(d) Annualized.
                      See Notes to Financial Statements.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

EAI Select Managers Equity Fund (the "Fund"), organized as a Massachusetts business trust on September 27, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to achieve long-term capital appreciation. The Fund had no operations prior to January 2, 1996 except for the sale to Evaluation Associates Capital Markets, Inc. (the "Manager") of 10,000 shares for $100,000.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are presented in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the principal markets for such securities on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the last bid price. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost, which, with accrued interest, approximates value. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the period ended December 31, 1996, net realized gain on investments for book purposes was less than those for tax purposes, primarily due to the deferral of $214,281 in realized losses due to wash sales.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
D. OTHER--Interest income is accrued as earned. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identified cost method.

E. ORGANIZATION COSTS--Deferred organization costs of $220,035 will be amortized over a period not to exceed five years from the commencement of operations. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by the Manager prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organization costs as of the date of such redemption. In the event that the Fund liquidates before the deferred organization costs are fully amortized, the Manager shall bear such unamortized deferred organization costs.

NOTE 2--AGREEMENTS AND TRANSACTIONS OF RELATED PARTIES--The Manager, a wholly owned subsidiary of EAI Partners, L.P. (the "Parent"), earned fees of $807,450 for the period ended December 31, 1996 for management of the Fund. The fee is based on an annual rate of 0.92% of average daily net assets. For the period ended December 31, 1996, the Manager agreed to waive management fees in the amount of $303,122 which represents the amount exceeding a self imposed expense limitation of 1.15% of average daily net assets. Such limitation will be in effect until December 31, 1997.

Certain of the officers and trustees of the Fund are officers, directors, or partners of the Manager or Parent.

Affiliates of the Manager or Parent and counsel to the Fund hold 1,157,397 shares (14.1%) and 820,042 shares (10.0%), respectively, of the outstanding shares of the Fund. Additionally, 4,250,201 outstanding shares are held by 3 shareholders.

The Manager pays from its management fees each Subadviser a fee at the annual rate of .375 of 1% of the average monthly assets of the Fund managed by that Subadviser. As of December 31, 1996, the Subadvisers are Dietche & Field Advisers, Inc., Liberty Investment Management, Bennett Lawrence Management LLC, Iridian Asset Management LLC, Inc. and Equinox Capital Management, Inc. On July 25, 1996, the Board of Trustees met and terminated the subadvisory agreements of Stonehill Capital Management, Inc. and Hudson Capital Advisors and approved the subadvisory agreements of Bennett Lawrence Management LLC and Iridian Asset Management LLC effective July 31, 1996.

In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation ("Van Eck"), the Fund paid Van Eck $175,533 for the period ended December 31, 1996. The annual fee is graduated, beginning at .20 of 1% of monthly average net assets of less than $100 million to .12 of 1% of monthly average net assets in excess of $260 million.

DISTRIBUTION AGREEMENT--Under the terms of a Distribution Agreement with the Fund, EAI Securities Inc. serves as the Distributor of the Fund Shares. EAI Securities Inc. does not receive any additional fees for services provided pursuant to this agreement.

NOTE 3--PURCHASES AND SALES--Purchases and sales of securities, other than short-term obligations, aggregated $214,450,354 and $141,135,863, respectively, for the period ended December 31, 1996. For federal income tax purposes the cost of investments owned at December 31, 1996 was $81,521,464.

As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $6,992,687 of which $8,870,690 related to appreciated securities and $1,878,003 related to depreciated securities.

NOTE 4--CAPITAL SHARES--Capital shares of the Fund were issued in connection with exchanges of capital shares for assets as follows:

                                                             WR
                                             THE EAI     INVESTMENT
                                               SMALL      PARTNERS
                                             MANAGERS    LONG EQUITY
                                            EQUITY FUND   FUND L.P.     TOTAL
                                           ------------ ------------ -----------
Fund Issued:
Date......................................     1/02/96      5/01/96
Shares....................................   7,250,470    1,338,027    8,588,497
Net Asset Value........................... $     10.00  $     10.70
Fund Received as Payment:
Securities at value....................... $66,925,766  $13,594,809  $80,520,575
Cash......................................   5,578,930      722,075    6,301,005
                                           -----------  -----------  -----------
Total Value............................... $72,504,696  $14,316,884  $86,821,580
                                           ===========  ===========  ===========

The aggregate net assets of the Fund immediately before the exchanges were $100,000 on January 2, 1996 and $81,893,509 on May 1, 1996.

NOTE 5--COLLATERAL--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
February 7, 1997

To the Board of Trustees
and Shareholders of
EAI Select Managers Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EAI Select Managers Equity Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included the confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Manager
Evaluation Associates Capital Markets, Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

Administrator
Van Eck Associates Corporation
99 Park Avenue
New York, NY 10016

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Day, Berry & Howard
CityPlace
Hartford, CT 06103

Transfer Agent
DST Systems, Inc.
1004 Baltimore
Kansas City, MO 64105-1802

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

-----------------------------------------------------------------------------
This report must be accompanied or preceded by an effective prospectus which includes more complete information such as charges and expenses. For a prospectus and additional information about EAI Select Managers Equity Fund, please call the number listed below.

[Logo]EAI Select

EAI Select Managers Equity Fund
EAI Securities Inc. N Distributor
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958
(203) 855-2200


                                  EAI Select
--------------------------------------------------------------------------------
                                   Managers
--------------------------------------------------------------------------------
                                  Equity Fund
--------------------------------------------------------------------------------
                                    Annual
--------------------------------------------------------------------------------
                                    Report
--------------------------------------------------------------------------------
                               December 31, 1996

[Logo]EAI SELECT